WORKING CAPITAL FUNDING AGREEMENT

                            DATED AS OF JULY 13, 2000

                                 BY AND BETWEEN

                           OPHTHALMIC IMAGING SYSTEMS

                                       AND

                         MEDIVISION MEDICAL IMAGING LTD.


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                        WORKING CAPITAL FUNDING AGREEMENT

         This WORKING CAPITAL FUNDING AGREEMENT, dated as of July 13, 2000 (this "Agreement"), is entered into by and between Ophthalmic Imaging Systems, a California corporation ("OIS") and MediVision Medical Imaging Ltd., an Israeli corporation ("MediVision").

                                   WITNESSETH:

         WHEREAS, MediVision is willing to purchase from Premier Laser Systems, Inc. ("Premier") the Premier Debt and Premier Shares, subject to the terms and conditions of that certain Securities Purchase Agreement, dated July 13, 2000, by and among OIS, Premier and MediVision (the "Purchase Agreement");

         WHEREAS, subject to the terms and conditions of this Agreement, MediVision wishes to convert the Premier Debt into shares of OIS common stock, and OIS wishes to retire the Premier Debt in exchange for OIS common stock;

         WHEREAS, OIS wishes to borrow from MediVision, and MediVision wishes to lend to OIS, funds for working capital purposes in a principal amount of one million five hundred thousand dollars ($1,500,000) (the "Working Capital Loan"), which borrowings shall be convertible, at MediVision's option, into shares of OIS common stock;

         NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I

                        PURCHASE AND SALE TERMS; CLOSING

         1.1 Defined Terms. All initially capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement, unless the context otherwise indicates. In addition, the masculine form of words includes the feminine and the neuter and vice versa, and, unless the context otherwise requires, the singular form of words includes the plural and vice versa. The words "herein," "hereof," "hereunder," and other words of similar import, when used in this Agreement, refer to this Agreement as a whole, and not to any particular section or subsection.

         1.2 Working Capital Loan. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), OIS shall deliver to MediVision the Secured Convertible Working Capital Note in the form annexed hereto as Exhibit A (the "Working Capital Note"), and MediVision shall advance funds to OIS subject to, and in accordance with, the Working Capital Note.

         1.3 Premier Debt Conversion. Subject to the terms and conditions of this Agreement, at the Closing, MediVision shall convert the Premier Debt, having an assumed face value of two


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million one hundred  eight  thousand  dollars  ($2,108,000),  into shares of OIS
common  stock,  free  and  clear  of  any  and  all  restrictions,   other  than
restrictions imposed by federal or state securities laws, at a conversion price per share of $ 0.55. Such conversion shall be effected by MediVision's delivery of a written request for conversion at the Closing, whereupon OIS shall issue and deliver to MediVision at the Closing a certificate for 3,832,727 shares of OIS common stock (which number of shares shall be subject to adjustment upon the occurrence of certain events in accordance with the provisions of Section 6(c) of the Working Capital Note).

         1.4 Closing Deliveries. At the Closing, OIS shall deliver to MediVision the following: (i) the stock certificate or certificates representing the OIS common stock being issued by OIS upon the conversion of the Premier Debt; (ii) the Working Capital Note, duly executed by OIS; (iii) a registration rights agreement (the "Registration Rights Agreement") in the form of Exhibit C annexed to the Purchase Agreement granting to MediVision the registration rights described therein with respect to the OIS common stock issuable upon conversion of the Premier Debt and the Working Capital Loan; (iv) a certificate, dated as of the date of the Closing and duly executed by an executive officer or director of OIS, certifying that each of the representations and warranties of OIS set forth in Article III hereof is true, correct and complete as of the date hereof and as of the Closing date, and that OIS has performed and satisfied all covenants, agreements and obligations required hereunder to be performed and satisfied by it on or prior to the date of the Closing. The initial drawdown on the Working Capital Loan, to be applied to purchase the inventory referred to in
Section 1.5 hereof, shall be made by wire transfer on the date of the Closing to an account designated in writing by OIS, subject to and in accordance with the terms of the Working Capital Note.

         1.5 Use of Proceeds. By separate agreement, OIS has agreed to purchase up to six hundred and twenty five thousand dollars ($625,000) of inventory from Premier. The parties hereto agree that up to six hundred and twenty five thousand dollars ($625,000) of the Working Capital Loan proceeds shall be applied as and to the extent necessary for such purchase, but that any remaining amounts of not less than eight hundred seventy-five thousand dollars ($875,000) may be used by OIS for general working capital purposes.

         1.6 Closing. The closing of the Working Capital Loan and the conversion of Premier Debt into additional shares of OIS common stock, as provided herein (the "Closing"), shall take place on the first business day following satisfaction of the conditions to Closing set forth in Article V and approval of the transactions contemplated herein by the U.S. Bankruptcy Court having jurisdiction over Premier's proceeding under Chapter 11 of the U.S. Bankruptcy Code, at the principal business office of Premier or at such other place or date hereafter as OIS, Premier and MediVision may agree in writing.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF MEDIVISION

         MediVision hereby represents and warrants to OIS as follows:

         2.1 Power and Capacity; Authorization. MediVision is a corporation duly organized, validly existing and in good standing under the laws of Israel. MediVision has full corporate

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power and authority to conduct its business as presently  conducted by it and to own, lease or operate its assets and properties as presently owned, leased and operated by it and to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by MediVision's board of directors or other governing body and no other corporate proceedings by MediVision are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by MediVision and, assuming this Agreement constitutes a legal, valid and binding obligation of the other party hereto, constitutes a legal, valid and binding agreement of MediVision, enforceable against MediVision in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights, and, with respect to the remedy of specific performance, equitable doctrines applicable thereto).

         2.2 No Conflicts. The execution, delivery and performance of this Agreement by MediVision will not (a) constitute a breach or violation of any provisions of MediVision's articles of incorporation or bylaws or comparable charter documents, (b) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to or by which MediVision or any of its assets or properties is bound, or (c) conflict with or result in a breach of or default (or any event which, with the giving of notice or lapse of time or both, would constitute a breach or default) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which MediVision is a party or by which MediVision or any of its assets or properties is bound, which conflict, breach or default would have a material adverse effect on the ability of MediVision to perform its obligations under this Agreement.

         2.3 Investigation and Economic Risk. MediVision acknowledges that it has had an opportunity to discuss the business, affairs, financial condition, results of operations and current prospects of OIS with the officers, directors and employees of OIS and to conduct reasonable diligence efforts. MediVision acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

         2.4 Purchase for Own Account. The shares of OIS common stock issuable upon conversion of the Working Capital Note and the shares of OIS common stock acquired upon conversion of the Premier Debt (collectively, the "OIS Shares") are being acquired by MediVision for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

         2.5 Exempt from Registration and Restricted Securities. MediVision understands that, except as provided in the Registration Rights Agreement, the OIS Shares will not be registered under the Securities Act, on the ground that the sales provided for in this Agreement are exempt from registration under the Securities Act, and that the reliance of OIS on such exemption is predicated in part on MediVision's representations set forth in this Agreement. MediVision understands that the OIS Shares being purchased hereunder are restricted securities within the meaning of Rule 144 under the Securities Act and that they are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available. It is further
understood  that  each  certificate   representing  OIS  Shares

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and any other securities  issued in respect of the any of the foregoing upon any stock split, stock dividend, recapitalization, merger, or similar event shall be stamped or otherwise imprinted with an appropriate restrictive legend. Each certificate representing the purchased shares may be endorsed with any legends required by any state blue sky laws and/or the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

         2.6 Accredited Investor. MediVision is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF OIS

         OIS hereby represents and warrants to MediVision that, except as set forth in the schedule (the "Disclosure Schedule") attached to the Purchase Agreement (which Disclosure Schedule shall be deemed to constitute part of these representations and warranties), the representations and warranties in the following paragraphs of this Article III are all true and correct:

         3.1 Power and Capacity; Authorization. OIS is a corporation duly organized, validly existing and in good standing under the laws of the State of California. OIS has full corporate power and authority to conduct its business as presently conducted by it and to own, lease or operate its assets and properties as presently owned, leased and operated by it and to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of OIS, and no other corporate proceedings by OIS are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by OIS, and, assuming this Agreement constitutes a legal, valid and binding obligation of the other party hereto, constitutes a legal, valid and binding agreement of OIS, enforceable against OIS in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights, and, with respect to the remedy of specific performance, equitable doctrines applicable thereto).

         3.2 No Conflicts. The execution, delivery and performance of this Agreement by OIS will not (a) constitute a breach or violation of any provisions of Articles of Incorporation or Bylaws of OIS, (b) result in a violation of any law, rule, ordinance, regulation, order, judgment

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or  decree  applicable  to or by which  any of them or any of  their  respective assets or properties is bound, or (c) conflict with or result in a breach of or default (or any event which, with the giving of notice or lapse of time or both, would constitute a breach or default) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which any of them is a party or by which any of them or any of their respective assets or properties is bound, which conflict, breach or default would have a material adverse effect on the ability of OIS to perform its respective obligations under this Agreement.

         3.3 Capitalization. The authorized capital stock of OIS, on the date hereof, consists of 20,000,000 shares of common stock, of which 4,305,428 shares are issued and outstanding, 100,000 shares of Series A Preferred Stock, of which none is outstanding, and 2,000 shares of Series B Preferred Stock, of which 150 shares are outstanding. The rights, preferences and privileges of such shares are as set forth in the Articles of Incorporation, as amended, and certain Certificates of Designations thereto. All issued and outstanding shares of the Company's capital stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the registration and qualification of the issuance of securities. OIS has reserved an aggregate of 1,544,345 shares of its common stock for issuance upon exercise of currently outstanding options granted to employees, consultants and others. Except as set forth on Schedule 3.3, there are no other outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from OIS of any OIS securities, other than as set forth in the Purchase Agreement between OIS and Premier.

         3.4 Issuance of Stock. The OIS Shares are reserved for issuance , have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof and the terms of the Working Capital Note, the OIS Shares shall be validly issued, fully paid and nonassessable.

         3.5 Commission Documents; Financial Statements. The common stock of OIS is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and OIS has timely filed all Commission Documents. As of their respective dates, the Form 10-K for the year ended August 31, 1999 and the Forms 10-Q for the fiscal quarters ended November 30, 1999, February 29, 2000 and May 31, 2000 (the "Financial Statements") and all other Commission Documents filed by OIS with the Securities and Exchange Commission (the "Commission") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, neither the Form 10-K nor the Forms 10-Q referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of OIS as of the dates thereof and the results of operations and

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cash  flows  for the  periods  then  ended  (subject,  in the case of  unaudited statements, to normal year-end audit adjustments).

         3.6 Subsidiaries. OIS has no subsidiaries, either partially or wholly owned.

         3.7 No Undisclosed Liabilities. Except as disclosed in the Financial Statements or on Schedule 3.7 hereto, to its knowledge, OIS has not incurred since February 29, 2000 any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would have a Material Adverse Effect.

         3.8 Indebtedness. Schedule 3.8 hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of OIS, or for which OIS has commitments, other than the Premier Debt. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the balance sheet of OIS (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $5,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 3.8, OIS is not in default with respect to any Indebtedness other than Premier Debt.

         3.9 Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by OIS with respect to the transactions contemplated by this Agreement.

         3.10 Disclosure. Neither this Agreement nor the Schedules hereto nor any of the Commission Documents furnished to MediVision by or on behalf of OIS in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under and at the time at which they were made herein or therein, not misleading.

         3.11   Employees.   OIS  does  not  have  any   collective   bargaining
arrangements or agreements covering any of its employees, except as set forth on
Schedule 3.11 hereto.

         3.12 Title to Assets. Except as set forth on Schedule 3.12, OIS has good and marketable title to all of its real and personal property having a value in excess of $1,000, free and clear of any Liens, except for those indicated on Schedule 3.12 hereto.

         3.13 Actions Pending. Except as set forth on Schedule 3.13, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of OIS, threatened against OIS which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as disclosed in the Commission Documents filed by OIS, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of OIS, threatened, against or involving OIS, its properties or assets. Except as disclosed in the Commission Documents filed by OIS, there are no outstanding orders,

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judgments,   injunctions,   awards  or  decrees  of  any  court,  arbitrator  or
Governmental Body against OIS which could result in a Material Adverse Effect.

         3.14 Compliance with Law. Except as set forth on Schedule 3.14 hereto, the business of OIS has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, domestic and foreign, except where the conduct of the business of OIS in violation of any of such laws, rules, regulations and ordinances could not reasonably result in a Material Adverse Effect.

         3.15 Taxes. Except as set forth on Schedule 3.15 hereto, OIS has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of OIS for all current taxes and other charges to which OIS is subject and which are not currently due and payable. Except as disclosed on Schedule 3.15 hereto, none of the federal income tax returns of OIS for the years subsequent to fiscal year 1996 have been audited by the Internal Revenue Service or other domestic or foreign governmental tax agency. Except as disclosed in Commission Filings, OIS has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against OIS for any period that would have a Material Adverse Effect, nor of any basis for any such assessment, adjustment or contingency.

         3.16 Intellectual Property. Except as set forth on Schedule 3.16, in the conduct of its business as now conducted, OIS owns or possesses all patents, know how, licenses and authorizations from third parties that are necessary for OIS to conduct its business ("Intellectual Property"), free and clear of all liens, charges or encumbrances. OIS has not received a notice of a claim of infringement relating to the Intellectual Property and does not know of any reasonable basis for a claim that such an infringement or violation exists.

                                   ARTICLE IV

               ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

         4.1      Covenants of OIS.

                  (a) Notice of Breach. OIS agrees to promptly notify in writing MediVision of any events, facts or occurrences which would constitute or result in a breach of any representation or warranty made by OIS contained in this Agreement or a breach of any covenant, agreement or obligation of OIS under this Agreement; provided, however, that no such disclosure shall be deemed to cure or relieve any such breach or default.

                  (b) Conduct of Business. During the period from the date hereof through the Closing, OIS shall not, except as MediVision may otherwise consent to in writing:

                  (i)      amend its articles of incorporation or bylaws;

                  (ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments,

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

         subscriptions, rights to purchase or otherwise) any stock of any class or any other securities;

                  (iii) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) to any stockholder or otherwise in respect of its capital stock or redeem or otherwise acquire any of its securities, or make any payments or distributions to shareholders or to any Person to which OIS has any liability (other than trade accounts payable), or make any payments to any officer or director of OIS, except compensation or payments to consultants consistent with past practice;

                  (iv) (1) incur or assume any  indebtedness in excess of $5,000 in the aggregate other than the $260,000 Loan contemplated by the Purchase Agreement and other than trade payables (including, but not limited to, legal fees); (2) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any obligations of any other Person in excess of $5,000 in the aggregate; or (3) make any loans, advances or capital contributions to, or investments in, any other Person (other than loans or advances to employees) in excess of $3,000 in the aggregate;

                  (v) enter into, adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements of or for the benefit or welfare of any employee, or increase in any manner the compensation or fringe benefits of any employee or pay any benefit not required by any existing plan and arrangement (including, without limitation, the granting of stock options, stock appreciation rights, shares of restricted stock or performance units);

                  (vi) except to the extent required by applicable law, change any accounting principle or method or make any election for purposes of foreign, federal, state or local income taxes;

                  (vii) acquire, sell, lease, transfer or dispose of any material property or assets except in the ordinary course of business;

                  (viii) take or suffer any action that would result in the creation, or consent to the imposition, of any lien on any of the properties or assets of OIS;

                  (ix)  make  or  incur  any  capital   expenditure,   lease  or
         commitment for additions to property, plant, equipment or other capital assets in excess of $10,000 in the aggregate; or

                  (x) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions.

         (c) Maintenance of Existence. OIS shall preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation in each jurisdiction in which qualification is required either

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

(1) to own, lease, license or use its properties now owned, leased, licensed or used and proposed to be owned, leased, licensed or used or (2) to carry on its business as now conducted or proposed to be conducted, except where the failure to effect or obtain such qualification, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (d) Compliance with Regulations. OIS shall comply in all respects with all Regulations of any Governmental Body if a failure to comply with any such Regulations, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.2      Covenants of MediVision.

                  (a) MediVision acknowledges and agrees that neither Premier nor OIS has made any representations or warranties to MediVision in connection with the transactions contemplated hereby regarding the business, condition (financial or otherwise), results of operations, prospects or any other aspect of the operations of OIS.

                  (b) MediVision agrees to promptly notify in writing OIS of any events, facts or occurrences which would constitute or result in a breach of any representation or warranty made by MediVision contained in this Agreement or a breach of any covenant, agreement or obligation of MediVision under this Agreement; provided, however, that no such disclosure shall be deemed to cure or relieve any such breach or default.

                  (c) Appointment of Directors, CEO. The parties hereto shall take commercially reasonable steps, in compliance with applicable law and the bylaws and articles of OIS, to cause the following to occur upon Closing: (i) the resignation of the current directors of OIS, (ii) the appointment, upon designation by MediVision, of new directors, who shall constitute a majority of directors of OIS, and (iii) those MediVision directors shall appoint a designee of MediVision as acting Chief Executive Officer of OIS.

         4.3 Further Assurances. Subject to the terms and conditions provided herein, MediVision and OIS agree to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations or otherwise to consummate and make effective the transactions contemplated by this Agreement.

                                    ARTICLE V

                               CLOSING CONDITIONS

         5.1 Conditions to Each Party's Obligation. The respective obligation of each party to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

                  (a) Bankruptcy Court Approval. The federal bankruptcy court administering Premier's reorganization under Chapter 11 of the U.S. Bankruptcy Code (Case No. SA00-12031RA) has approved the Purchase Agreement and the Transactions contemplated hereby and thereby.

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

                  (b) No Injunctions, Restraints or Litigation. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby is in effect. There is no pending or threatened, claim, action, suit or other legal, administrative, investigative or arbitration proceeding in which it is sought to restrain, enjoin or prohibit the consummation of the transactions contemplated hereby or to obtain damages or other monetary or equitable relief in connection therewith.

                  (c) Representations and Warranties. The representations and warranties of the other party hereto contained in this Agreement are true, accurate and complete in all material respects as of the Closing Date.

                  (d) Performance of Agreement. The other party hereto has performed and satisfied in all material respects each of the covenants, agreements and obligations required to be performed and satisfied by it under this Agreement and the Purchase Agreement on or prior to the Closing Date.

                  (e) Purchase Agreement. The transactions contemplated by the Purchase Agreement shall be consummated contemporaneously with the Closing.

                  (f) Rights Agreement. OIS shall have amended the Rights Agreement, dated as of December 31, 1997, as amended from time to time, by and between OIS and American Securities Transfer, Inc. (the "Rights Agreement"), to provide that (i) none of the transactions contemplated by this Agreement will trigger a Distribution Date and (ii) MediVision will not be deemed an Acquiring Person thereunder, as those terms are defined in the Rights Agreement.

                                   ARTICLE VI

                                   TERMINATION

         6.1      Termination. This Agreement may be terminated at any time:

                  (a)      by mutual written consent of MediVision and OIS;

                  (b) by either party hereto if the Purchase Agreement has been terminated or the Closing has not occurred by October 31, 2000, and this Agreement has not previously been terminated; provided, however, that the failure to consummate the Closing by such date is not a result of either the failure by the party so electing to terminate this Agreement to perform any of its obligations hereunder or the breach by the party so electing of its representations and warranties;

                  (c) by MediVision or OIS if OIS enters into an agreement constituting a Superior Proposal;

                  (d) by any party hereto if the Bankruptcy Court approves an Overbid by any person or entity other than MediVision or any of its Affiliates; and

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

                  (e) by any party hereto in the event any court or governmental agency of competent jurisdiction has issued an order, decree or ruling or taken any other action restricting, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and unappealable.

         6.2 Effect of Termination. In the event that this Agreement shall be terminated pursuant to this Article VI, all further obligations of the parties under this Agreement other than the obligations set forth in this Section 6.2 shall terminate, and there shall be no liability of any party to another party except for a party's breach of any of its obligations, representations or warranties under this Agreement prior to the termination of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of law principles thereof).

         7.2 Remedies Cumulative. Except as may otherwise be provided herein, the remedies provided herein shall be cumulative and shall not preclude assertion by either party hereto of any other rights or the seeking of any other remedies against either party hereto.

         7.3 Brokerage. Each party hereto will indemnify and hold harmless the other party against and in respect of any claim for brokerage or other commission relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         7.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7.5 Notices. Notices required under this Agreement shall be deemed to have been adequately given if delivered in person or sent to the recipient at its address (or facsimile number, as the case may be) set forth on the signature page hereto or such other address as such party may from time to time designate in writing by certified mail (return receipt requested), facsimile or overnight courier in the manner provided in this Section 7.5.

         7.6      Amendments and Waivers.

                  (a) Any provision of this Agreement and the Working Capital Note may be amended or waived if, but only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

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

                  (b) No waiver by a party of any default, misrepresentation or breach of a warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         7.7 Survival. All representations and warranties made by the parties contained in this Agreement and the respective covenants, agreements and obligations of the parties under this Agreement shall survive the execution and delivery of this Agreement for a period of three years following the Closing.

         7.8 Entire Understanding. This Agreement and the agreements to be executed in connection herewith at the Closing, express the entire understanding of the parties and supersede all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter hereof and thereof.

         7.9 Expenses. Each party will pay all of its own expenses, including attorney's fees, incurred in connection with the negotiation of this Agreement and the Working Capital Note, the performance of its obligations hereunder and under the Working Capital Note and the consummation of the transactions contemplated by this Agreement. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the Working Capital Note, the prevailing party shall be paid by the other party a reasonable sum for attorneys' fees and expenses incurred therein.

         7.10 Counterparts. This Agreement may be executed in counterparts and the signatures delivered by telecopy in the manner provided in Section 7.5, each of which shall be deemed to be an original but which taken together shall constitute one agreement with the same effect as if the signatures were upon the same instrument and delivered in person.

         7.11     Assignment; No Third-Party Beneficiaries.

                  (a) Except as otherwise expressly provided herein, this Agreement and the rights hereunder shall not be assignable or transferable, except to an Affiliate, by either party without the prior written consent of the other party hereto; provided that, if such assignment or transfer is consented to, such assignee or transferee expressly assumes in writing all of the such party's obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  (b) This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights hereunder.

         7.12 Interpretation. This Agreement, including any exhibits, addenda, schedules and amendments, has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived.

         7.13 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.14 Jurisdiction; Service of Process. Each party hereto agrees that in any action or proceeding brought on or in connection with this Agreement or the Working Capital Note: (a) the California Superior Court for the County of Sacramento, or (in a case involving diversity of citizenship) the United States District Court of the Northern District of California shall have jurisdiction of any such action or proceeding; and (b) service of any summons and complaint or other process in any such action or proceeding may be made by either party upon the other by registered or certified mail directed to the recipient at its address referenced on the signature page hereto, each party hereby waiving personal service thereof.

         7.15 WAIVER OF THE RIGHT TO TRIAL BY JURY. EACH PARTY HERETO WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT.

              (THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of tile date first above written.

OPHTHALMIC IMAGING SYSTEMS

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

Address:                   221 Lathrop Way, Suite I
                           Sacramento, CA  95815
                           Attention:  President
                           Facsimile No.  (916) 646-0207
                           Telephone No.  (916) 646-2020

With a copy to:            Gibson, Dunn & Crutcher, LLP
                           1530 Page Mill Road
                           Palo Alto, CA  94304
                           Attention:  Lawrence Calof, Esq.
                           Facsimile No.  (650) 849-5333
                           Telephone No.  (650) 849-5300

MEDIVISION MEDICAL IMAGING LTD.

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

Address: P.O. Box 45
                           Industrial Park
                           Yokneam Elit
                           20692 Israel

With a copy to:            Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York 10174
                           Attention:  Henry I. Rothman, Esq.
                           Tel. No.: (212) 704-6000
                           Fax No.: (212) 704-6288


                      {SIGNATURE PAGE TO FUNDING AGREEMENT}

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